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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 31, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                JWH GLOBAL TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                        000-22887               36-4113382
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(STATE OR OTHER JURISDICTION         (COMMISSION FILE           (IRS EMPLOYER
     OF INCORPORATION)                    NUMBER)             IDENTIFICATION NO.


550 W. Jackson Blvd., Chicago, IL                                      60661
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (312) 788-2000
                                                  -----------------------------

                                Not applicable.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                        -------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         Effective June 9, 2006, Mr. Eric E. Simonsen resigned from his position as Chief Financial Officer of Refco Commodity Management, Inc., the managing owner (the "Managing Owner") of JWH Global Trust (the "Registrant").

         Also effective June 9, 2006, Mr. Robert Shapiro, age 56, was appointed to replace Mr. Simonsen as Chief Financial Officer of the Managing Owner. From 2005-2006, Mr. Shapiro was employed as Chief Investment Officer of National Investment Managers Inc. Previously, Mr. Shapiro served as Executive Vice President of American Benefit Resources Inc. (2001-2005) and President of ABR Advisors, Inc. (2002-2005).

         Mr. Shapiro is not related in any way to any officer, employee or director of the Managing Owner or any of its affiliates, and is not involved in any related party transactions with the Managing Owner or any of its affiliates.


ITEM 8.01. OTHER EVENTS.

         A. LITIGATION NAMING MANAGING OWNER AS A DEFENDANT.

         On June 1, 2006 Gary L. Franzen, as Trustee of the Gary L. Franzen Declaration of Trust, individually and on behalf of all persons similarly situated filed a lawsuit in the United States District Court, Northern District of Illinois, Eastern Division, naming IDS Futures Corporation and the Managing Owner as Defendants. The lawsuit seeks class certification pursuant to Federal Rule of Civil Procedure 23 and includes a count for breach of fiduciary duty and a count for negligence against named Defendants relating to alleged losses incurred by investors in the Registrant and in two other public funds for which the Managing Owner is co-General Partner, IDS Managed Futures, L.P. and IDS Managed Futures, II L.P.

         The Registrant is neither a named plaintiff (nor putative class member) nor defendant and the lawsuit is not seeking any damages or recoveries from the Registrant. The Registrant would not receive any monies if the Plaintiff were successful in his lawsuit against the Defendants. The Defendants have not answered and no other motions or pleadings have been filed in connection with the lawsuit. However, the Managing Owner has advised the Registrant that the Managing Owner will vigorously defend the lawsuit.



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         B. LETTER OF INTENT REGARDING SALE OF MANAGING OWNER'S INTEREST IN THE
REGISTRANT.

         The Managing Owner has advised the Registrant that it has entered into a Letter of Intent on May 31, 2006 related to a possible sale of its Managing Owner interest in the Registrant. The Letter of Intent contains numerous conditions including the completion of due diligence by the proposed purchaser which it has recently commenced.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JWH GLOBAL TRUST

                                          By: Refco Commodity Management, Inc.
                                              --------------------------------
                                              its Managing Owner

Date:  June 15, 2006                           By:  /s/ Richard C. Butt
                                                   ---------------------
                                                   Name:  Richard C. Butt
                                                   Title: President